UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/30/2010

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On September 30, 2010, Dynavax Technologies Corporation (the "Company") entered into a Third Amendment to the Agreement dated September 1, 2006 by and between the Company and AstraZeneca AB ("AZ") (the "Agreement") dated September 30, 2010 (the "Amendment") to amend certain indemnification obligations.

A copy of the Amendment is attached hereto as Exhibit 10.54 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Amendment does not purport to be complete, and is qualified in its entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
Exhibit No.        Description
10.54        Amendment No. 3 to the Agreement dated September 1, 2006 by and between the Company and AstraZeneca AB ("AZ") (the "Agreement") dated September 30, 2010 (the "Amendment")

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: October 04, 2010	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-10.54	Amendment No. 3 to the Agreement dated September 1, 2006 by and between the Company and AstraZeneca AB ("AZ") (the "Agreement") dated September 30, 2010 (the "Amendment")